UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

May 6, 2020

SUPERIOR DRILLING PRODUCTS, INC.

(Exact name of registrant as specified in its charter)

Utah	46-4341605
(State of Incorporation)	(I.R.S. Employer Identification No.)

1583 South 1700 East Vernal, Utah	84078
(Address of principal executive offices)	(Zip code)

Commission File Number: 001-36453

Registrant’s telephone number, including area code: (435) 789-0594

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Exchange Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $0.001 par value	SDPI	NYSE MKT

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01.	Entry into a Material Definitive Agreements.

Hard Rock Note

On May 6, 2020, certain subsidiaries of Superior Drilling Products, Inc. (the “Company”) entered into an amended and restated note with the seller in its acquisition of Hard Rock Solutions, LLC (as so amended and restated, the “Hard Rock Note”). The Hard Rock Note accrues interest at 8.00% per annum and matures and is now fully payable on October 5, 2022. The Hard Rock Note now requires the obligors to make the following payments: accrued interest only on each July 5 and October 5 in 2020, accrued interest on each January 5, April 5, July 5 and October 5 in 2021 and 2022; and $750,000 in principal (plus accrued interest) on July 5, 2021 with the remaining balance of principal and accrued interest on the Hard Rock Note due on October 5, 2022.

The foregoing description of the Hard Rock Note is qualified in its entirety by reference to the text of the Hard Rock Note, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Vendor Agreement Amendment

On May 7, 2020, a wholly-owned subsidiary of the Company entered into a First Amendment to Vendor Agreement (the “Amendment”) with Baker Hughes Oilfield Operations LLC (“Baker Hughes”), amending their existing Vendor Agreement dated April 1, 2018. Under this Amendment, the Company may engage in other activity not related to or in competition with the business of Baker Hughes to the extent that such other activity shall not be considered a breach of the Vendor Agreement. Also under this Amendment, charges for repair rates the Company provides to Baker Hughes are reduced by 10%. Lastly, the exclusivity restrictions for drill bit repair was lifted by Baker Hughes.

The foregoing description of the Amendment is qualified in its entirety by reference to the text of the Amendment, which is filed as Exhibit 10.2 to this Form 8-K and is incorporated herein by reference.

Item 2.02.	Results of Operations and Financial Condition.

On May 8, 2020, the Company issued a press release announcing its financial results for the quarter ending March 31, 2020. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference. The webcast and slide presentation for the earnings call are available on the Investors page of the Company’s website at www.sdpi.com. Information on the Company’s website is not deemed to be incorporated herein by reference. The slide presentation is furnished herewith as Exhibit 99.2.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 2.02 and in the attached Exhibits 99.1 and 99.2 shall be deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided under Item 1.01 in this Current Report on Form 8-K regarding the Hard Rock Note is incorporated by reference into this Item 2.03.

Item 8.01 Other Events.

On May 8, 2020, the Company issued a press release announcing the amended Hard Rock Note. A copy of the press release is filed herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Fifth Amended and Restated Promissory Note from Hard Rock Solutions, LLC and Superior Drilling Solutions, LLC in favor of WMAFC, Inc. dated April 16, 2020.

10.2	First Amendment to Vendor Agreement with Baker Hughes Oilfield Operations LLC dated May 7, 2020.

99.1	Press release dated May 8, 2020 regarding first quarter 2020 earnings.*

99.2	Slide presentation accompanying earnings call.*

*Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2020

SUPERIOR DRILLING PRODUCTS, INC.

/s/ Christopher D. Cashion
Christopher D. Cashion
Chief Financial Officer